SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 5, 2005

                            NETFABRIC HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                 0-21419                  76-307819
   (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)          File Number)           Identification No.)


67 Federal Road, Building A, Suite 300, Brookfield, CT                  06804
     (Address of principal executive offices)                       (Zip code)

   Registrant's telephone number, including area code:          (203) 775-1178

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Standby Equity Distribution Agreement

      On July 5, 2005, NetFabric Holdings, Inc. (the "Company"), entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell Capital Partners, LP ("Cornell"). Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of common stock, par value $0.001 per share (the "Common Stock") for a total purchase price of up to Ten Million Dollars ($10,000,000). For each share of common stock purchased under the SEDA, Cornell will pay the Company ninety-eight percent (98%) of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five (5) days immediately following the notice date. Cornell will also retain five percent (5%) of each advance under the SEDA. Cornell's obligation to purchase shares of the Company's common stock under the SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the SEDA and is limited to Seven Hundred Fifty Thousand Dollars ($750,000) per weekly advance.

      The Company has also issued to Cornell a warrant (the "Warrant") to purchase, at Cornell's discretion, up to 200,000 shares of Common Stock at the Warrant Exercise Price as defined in the Warrant.

Securities Purchase Agreement

      On July 5, 2005, the Company entered into an agreement (the "Securities Purchase Agreement") pursuant to which the Company shall sell to Cornell, and Cornell shall purchase from the Company, secured convertible debentures in the aggregate principal amount of One Million Dollars ($1,000,000), plus accrued interest, which are convertible, at Cornell's discretion, into Common Stock. A Four Hundred Thousand Dollar ($400,000) debenture shall be funded on the fifth
(5th) business day following the date of the Securities Purchase Agreement, and a Six Hundred Thousand Dollar ($600,000) debenture shall be funded two (2) business days prior to the filing date of the registration statement as is more fully described in that certain Investor Registration Rights Agreement, dated July 5, 2005. The debentures are convertible, in whole or in part, at any time and from time to time until maturity at a fixed price of $1.40 per share, subject to certain limitations as provided therein. Each debenture has a term of
(1) year, piggy-back registration rights and accrue interest at a rate equal to five percent (5%) per year.

Item 3.02. Unregistered Sales of Equity Securities.

Standby Equity Distribution Agreement

      On July 5, 2005, in connection with the SEDA, Cornell received a commitment fee of 242,857 shares of Common Stock in an amount equal to Three Hundred Forty Thousand Dollars ($340,000). The Company also issued a Warrant to Cornell to purchase Common Stock as is more fully described in Item 1.01 above.

      On July 5, 2005, the Company issued to Newbridge Securities Corporation 7,142 shares of Common Stock under the Placement Agent Agreement in connection with the SEDA.

Securities Purchase Agreement

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description


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

Exhibit             Description                                                         Location
                    Standby Equity  Distribution  Agreement,  dated as of July
   Exhibit 99.1     5, 2005,  by and between  the Company and Cornell  Capital
                    Partners, LP                                                        Provided herewith

                    Registration  Rights Agreement,  dated as of July 5, 2005,
   Exhibit 99.2     by and between the Company and Cornell  Capital  Partners,          Provided herewith
                    LP

                    Placement  Agent  Agreement,  dated as of July 5, 2005, by
   Exhibit 99.3     and between the Company,  Cornell Capital Partners, LP and          Provided herewith
                    Newbridge Securities Corporation, as placement agent

                    Escrow  Agreement,  dated  as of  July  5,  2005,  by  and between the  Company,  Cornell  Capital  Partners,  LP and
   Exhibit 99.4     David  Gonzalez,  Esq.,  as escrow  agent  pursuant to the          Provided herewith
                    Standby Equity Distribution Agreement

                    Warrant,  dated as July 5, 2005,  issued by the Company to
   Exhibit 99.5     Cornell Capital Partners, LP                                        Provided herewith

                    Securities Purchase  Agreement,  dated as of July 5, 2005,
   Exhibit 99.6     by and between the Company and Cornell  Capital  Partners,          Provided herewith
                    LP

                    Investor  Registration Rights Agreement,  dated as of July
   Exhibit 99.7     5, 2005,  by and between  the Company and Cornell  Capital          Provided herewith
                    Partners, LP

                    Escrow  Agreement,  dated as of July 5, 2005, by and among the  Company,  Cornell  Capital  Partners,  LP  and  David
   Exhibit 99.8     Gonzalez,   Esq.,   as  escrow   agent   pursuant  to  the          Provided herewith
                    Securities Purchase Agreement

                    Security  Agreeement,  dated  as of July 5,  2005,  by and
   Exhibit 99.9     between the Company and Cornell Capital Partners, LP                Provided herewith

                    Security  Agreement,  dated  as of  July 5,  2005,  by and
  Exhibit 99.10     between   NetFabric   Corporation   and  Cornell   Capital          Provided herewith
                    Partners, LP

                    Security  Agreement,  dated  as of  July 5,  2005,  by and
  Exhibit 99.11     between UCA Services,  Inc. and Cornell Capital  Partners,          Provided herewith
                    LP

                    Pledge and Escrow Agreement,  dated as of July 5, 2005, by
  Exhibit 99.12     and among the Company,  Cornell Capital  Partners,  LP and          Provided herewith
                    David Gonzalez, Esq., as escrow agent

                    Officer Pledge and Escrow  Agreement,  dated as of July 5,
  Exhibit 99.13     2005, by and among the Company,  Cornell Capital Partners,          Provided herewith
                    LP. and David Gonzalez, Esq., as escrow agent

                    Irrevocable   Transfer  Agent   Instructions   and  Letter
  Exhibit 99.14     Agreement,  dated as of July 5, 2005,  by and  between the          Provided herewith
                    Company and Securities Transfer Corporation

  Exhibit 99.15     Form of Debenture                                                   Provided herewith

  Exhibit 99.16     Joint Disbursement Instructions, dated July 5, 2005,                Provided herewith
                    executed by NetFabric Holdings Inc. and Cornell Capital
                    Partners, LP



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 12, 2005                     NETFABRIC HOLDINGS, INC.


                                           By:      /s/ Walter Carozza
                                                    ------------------
                                           Name     Walter Carozza
                                           Title:   Chief Financial Officer


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